Exhibit 99.3


                           CERTIFICATE OF DESIGNATION
                                       of
          4.40% CUMULATIVE PERPETUAL CONVERTIBLE COMMUNITY REINVESTMENT
                        ACT PREFERRED SHARES, SERIES A-1
                                       of
                                   CHARTERMAC

         Pursuant to the Second Amended and Restated Trust Agreement of
                       CharterMac dated November 17, 2003


                  CHARTERMAC, a Delaware statutory trust created and existing under the Delaware Statutory Trust Act (the "Trust"),

                  DOES HEREBY CERTIFY:

                  That pursuant to the authority expressly vested in the board of trustees of the Trust ("Board of Trustees") by the Second Amended and Restated Trust Agreement dated November 17, 2003 (the "Trust Agreement"), the Board of Trustees duly adopted on July 26, 2005 resolutions providing for the amendment of the Trust Agreement creating a class of Preferred Shares of the Trust, with (i) the designations, powers, preferences, (ii) the relative, participating, optional or other special rights, and (iii) the qualifications, limitations or restrictions, set forth below (in addition to those set forth in the Trust Agreement):

                  1. DESIGNATION AND AMOUNT. The Shares of such class of Preferred Shares shall be designated "Cumulative Perpetual Convertible Community Reinvestment Act Preferred Shares, Series A-1" (the "Cumulative Perpetual Convertible CRA Shares") and, subject to the Trust Agreement, the number of Shares constituting such class shall be as determined from time to time by the Board of Trustees. The Trust may, from time to time, issue additional Cumulative Perpetual Convertible CRA Shares and has issued, and may from time to time issue, other securities which are on parity with the Cumulative Perpetual Convertible CRA Shares with respect to (i) the payment of distributions and rights upon the Trust's liquidation, dissolution or winding up and/or (ii) allocations of CRA Credits (as defined below) which includes, but is not limited to, additional already issued and currently outstanding Convertible Community Reinvestment Act Preferred Shares of the Trust and Series A Convertible Community Reinvestment Act Preferred Shares of the Trust (collectively, the "Non-Redeemable CRA Shares").

                  2. DISTRIBUTIONS AND EARNINGS.

                     a. Distributions. Except as set forth in Section 2.b., the Trust shall pay cumulative preferential cash distributions on each Cumulative Perpetual Convertible CRA Share at the annual rate of 4.40% (equivalent to $2.20 per share per year) computed on the basis of a 360-day year consisting of twelve 30-day months, based on the liquidation amount of $50.00 per share. The initial distribution and any distribution payable on the Cumulative Perpetual Convertible CRA Shares for any other partial distribution period will be prorated for the period of time the Cumulative Perpetual Convertible CRA Shares are outstanding during the applicable period. Distributions on the Cumulative Perpetual Convertible CRA Shares shall be cumulative from the date of original issuance and shall be payable for each calendar quarter in arrears on January 31, April 30, July 31 and October 31 of each year; provided, that if any such distribution payment date is not a business day, the applicable distribution will be made on the next succeeding business day ("Distribution Payment Date") in respect of the immediately preceding calendar quarter ending December 31, March 31, June 30, and September 30, respectively.

                     b. Initial Distribution. Pursuant to the terms of Section 2.a., the initial distribution payable on the Cumulative Perpetual Convertible CRA Shares shall be equal to the quarterly distribution otherwise payable on such shares, prorated for the period from the date of issuance of the Cumulative Perpetual Convertible CRA Shares to the end of the calendar quarter in which the Cumulative Perpetual Convertible CRA Shares were issued.

                     c. Record Date. Distributions will be payable to holders of record of the Cumulative Perpetual Convertible CRA Shares as they appear in the Trust's transfer records at the close of business on the applicable record date, which shall be the last day of the calendar quarter (whether or not a business day) prior to the applicable Distribution Payment Date or such other date designated by the Board of Trustees for the payment of distributions that is not more than 31 nor less than 10 days prior to such Distribution Payment Date (each, a "Distribution Record Date").

                     d. Distribution Priorities.

                         i. If any Cumulative Perpetual Convertible CRA Shares
are outstanding, except as permitted in the next sentence, no full distributions shall be declared or paid or set apart for payment on any of the Trust's shares ranking, as to distributions or upon liquidation, on a parity with or junior to the Cumulative Perpetual Convertible CRA Shares for any period unless full cumulative distributions have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof irrevocably set apart for such payment on the Cumulative Perpetual Convertible CRA Shares for all past distribution periods and the then current distribution period. When distributions are not paid in full (or a sum sufficient for such full payment is not so irrevocably set apart) upon the Cumulative Perpetual Convertible CRA Shares and any other preferred shares ranking, as to distributions, on a parity with the Cumulative Perpetual Convertible CRA Shares, all distributions declared upon the Cumulative Perpetual Convertible CRA Shares and such other preferred shares shall be declared pro rata so that the amount of distributions declared for each Cumulative Perpetual Convertible CRA Share and such other preferred share shall in all cases bear to each other the same ratio that accumulated distributions for each Cumulative Perpetual Convertible CRA Share and such other preferred share (which shall not include any accumulation in respect of unpaid distributions for prior distribution periods if such other preferred share is not entitled to a cumulative distribution) bear to each other. No interest, or sum of money in lieu of interest, shall be payable in respect of any distribution payment or payments on the Cumulative Perpetual Convertible CRA Shares which may be in arrears.

                         ii. Except as provided herein, unless full cumulative
distributions on the Cumulative Perpetual Convertible CRA Shares have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof irrevocably set apart for payment for all past distribution periods and the then current

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


distribution period, no distributions (other than in any of the Trust's shares ranking, as to distributions and upon liquidation, junior to the Cumulative Perpetual Convertible CRA Shares) shall be declared or paid or set apart for payment or other distribution made upon any of the Trust's shares ranking, as to distributions or upon liquidation, on a parity with or junior to the Cumulative Perpetual Convertible CRA Shares, nor shall any of the Trust's shares ranking, as to distributions or upon liquidation, on a parity with or junior to the Cumulative Perpetual Convertible CRA Shares be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any such shares) by the Trust or any of the Trust's affiliates (except by conversion into or exchange for other of the Trust's shares ranking, as to distributions and upon liquidation, junior to the Cumulative Perpetual Convertible CRA Shares).

                     e. Accumulated Distributions. Distributions on the Cumulative Perpetual Convertible CRA Shares will accumulate whether or not any of the restrictions set forth in this Section 2 exist, whether or not there are funds legally available for the payment thereof and whether or not they are declared, and accumulated but unpaid distributions will accumulate as of the Distribution Payment Date on which they first become payable. Any distribution payment made on the Cumulative Perpetual Convertible CRA Shares shall first be credited against the earliest accumulated but unpaid distribution due with respect to such shares which remains payable.

                     f. Compliance with Law. No distributions on the Cumulative Perpetual Convertible CRA Shares will be authorized by the Board of Trustees or paid or set apart for payment if such authorization, payment or setting apart for payment would violate any of the Trust's agreements or instruments or is restricted or prohibited by law.

                  3. REDEMPTION.

                     a. Optional Redemption. The Cumulative Perpetual Convertible CRA Shares will not be redeemable by the Trust prior to July 28, 2008. On and after July 28, 2008, the Cumulative Perpetual Convertible CRA Shares will be redeemable, in whole or from time to time in part, at the Trust's option, for cash equal to $50.00 per share plus accumulated and unpaid distributions to the date of redemption (the "Redemption Date").

                     b. Source of Financing. Redemptions of the Cumulative Perpetual Convertible CRA Shares may be financed using funds from any source.

                     c. Notice of Redemption. Notice of redemption will be mailed, not less than 30 nor more than 60 days prior to the Redemption Date, to each holder of Cumulative Perpetual Convertible CRA Shares to be redeemed, notifying such holder of the Trust's election to redeem such shares, stating (i) the Redemption Date, (ii) the redemption price, (iii) the number of Cumulative Perpetual Convertible CRA Shares to be redeemed (and, if fewer than all the Cumulative Perpetual Convertible CRA Shares are to be redeemed, the number of shares to be redeemed from such holder), (iv) the place(s) where the Cumulative Perpetual Convertible CRA Shares are to be surrendered for payment, (v) that distributions on the Cumulative Perpetual Convertible CRA Shares to be redeemed will cease to accumulate on such Redemption Date and (vi) the date upon which the holder's conversion rights, if any, as to such Cumulative Perpetual


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


Convertible CRA Shares shall terminate. If fewer than all of the outstanding Cumulative Perpetual Convertible CRA Shares are to be redeemed, the Cumulative Perpetual Convertible CRA Shares to be redeemed will be determined pro rata or by lot or in such other manner as prescribed by the Board of Trustees. Holders of Cumulative Perpetual Convertible CRA Shares may continue to convert their Cumulative Perpetual Convertible CRA Shares into Common Shares after receiving notice of redemption through the close of business on the Redemption Date in accordance with the provisions of Section 8 hereof.

                     d. Mechanics of Redemption. On or after the Redemption Date, each holder of Cumulative Perpetual Convertible CRA Shares to be redeemed must present and surrender the certificate representing such Cumulative Perpetual Convertible CRA Shares to the Trust at the place designated in the applicable notice and thereupon the redemption price of such shares will be paid to or on the order of the person whose name appears on such certificate as the owner thereof and each surrendered certificate will be canceled. If fewer than all the shares represented by any such certificate are to be redeemed, a new certificate will be issued representing the unredeemed shares. From and after the Redemption Date (unless the Trust defaults in payment of the redemption price), all distributions on Cumulative Perpetual Convertible CRA Shares called for redemption will cease to accumulate and all rights of the holders thereof, except the right to receive the redemption price thereof (including all accumulated and unpaid distributions to the Redemption Date), will cease and terminate and such shares will not thereafter be transferred (except with the Trust's consent) in the Trust's transfer records, and such shares shall not be deemed to be outstanding for any purpose whatsoever.

                     e. Deposit of Redemption Price. At the Trust's election, the Trust may, prior to the Redemption Date, irrevocably deposit the redemption price (including accumulated and unpaid distributions) of the Cumulative Perpetual Convertible CRA Shares so called for redemption in trust for the holders thereof with a bank or trust company, in which case the notice to holders of the Cumulative Perpetual Convertible CRA Shares to be redeemed will
(i) state the date of such deposit, (ii) specify the office of such bank or trust company as the place of payment of the redemption price and (iii) require such holders to surrender the certificates representing such shares at such place on or about, but not later than, the Redemption Date against payment of the redemption price (including all accumulated and unpaid distributions to such Redemption Date). Any moneys so deposited which remain unclaimed by the holders of the Cumulative Perpetual Convertible CRA Shares at the end of two years after the Redemption Date will be returned by such bank or trust company to the Trust.

                     f. Voting Rights Upon Redemption. The voting rights granted to the holders of the Cumulative Perpetual Convertible CRA Shares (see Section 6 hereof) will not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required to be effected, all outstanding Cumulative Perpetual Convertible CRA Shares have been converted, redeemed or called for redemption and sufficient funds shall have been irrevocably deposited in trust to effect such redemption.

                     g. Payment of Cumulative Distributions Prior to Redemption. Notwithstanding anything in this Section 3 to the contrary, unless full cumulative distributions on the Cumulative Perpetual Convertible CRA Shares have been or contemporaneously are declared and paid or declared and sum sufficient for the payment thereof irrevocably set apart for payment for all past distribution periods and the then current distribution period, no Cumulative Perpetual Convertible CRA Shares will be redeemed unless all outstanding Cumulative Perpetual Convertible CRA Shares are simultaneously redeemed; provided, however, that the foregoing will not prevent the purchase or acquisition of Cumulative Perpetual Convertible CRA Shares pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding Cumulative Perpetual Convertible CRA Shares. In addition, unless full cumulative distributions on all outstanding Cumulative Perpetual Convertible CRA Shares have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof irrevocably set apart for payment for all past distributions periods and the then current distribution period, the Trust may not purchase or otherwise acquire directly or indirectly any Cumulative Perpetual Convertible CRA Shares or any of the Trust's shares ranking, as to distributions or upon liquidation, on a parity with or junior to the Cumulative Perpetual Convertible CRA Shares (except by conversion into or exchange for other of the Trust's shares ranking, as to distributions and upon liquidation, junior to Cumulative Perpetual Convertible CRA Shares).

                  4. REMARKETING.

                     a. Remarketing on Remarketing Date. Unless previously redeemed in full, on July 28, 2015 and on each remarketing date thereafter, the remarketing agent will attempt to remarket the Cumulative Perpetual Convertible CRA Shares with the lowest distribution rate that, in the judgment of the remarketing agent, will permit the Cumulative Perpetual Convertible CRA Shares to be remarketed for their liquidation amount, for an additional period to be determined by the Board of Trustees except in the event of a Failed Remarketing (as defined below), in which case the Cumulative Perpetual Convertible CRA Shares will be remarketed one year after such Failed Remarketing using the same procedures. No later than 10 business days prior to a remarketing date, the remarketing agent will notify holders of the distribution rate that will become effective on such remarketing date and the period of time until the next remarketing date.

                     b. Tender on Remarketing Date. All Cumulative Perpetual Convertible CRA Shares must be tendered for remarketing on each remarketing date unless the holder thereof elects to continue to hold such shares by delivering the following notice of non-tender to the Trust and the remarketing agent no later than nine business days prior to such remarketing date:

       NOTICE OF ELECTION TO RETAIN 4.40% CUMULATIVE PERPETUAL CONVERTIBLE
            COMMUNITY REINVESTMENT ACT PREFERRED SHARES, SERIES A-1

                  The undersigned owner of the 4.40% Cumulative Perpetual Convertible Community Reinvestment Act Preferred Shares, Series A-1 ("Cumulative Perpetual Convertible CRA Shares") described below does hereby irrevocably elect to retain such Cumulative Perpetual Convertible CRA Shares in connection with the remarketing of the Cumulative Perpetual Convertible CRA Shares to occur on July 28, 2015 (the "Remarketing Date"). The undersigned understands that from and after the Remarketing Date, the distribution rate with respect to the shares will be determined as provided in the Certificate of Designation of 4.40% Cumulative Perpetual Convertible Community Reinvestment Act Preferred Shares, Series A-1.

                               Non-Tendered Shares
                               -------------------

                  Liquidation Amount            CUSIP Number(s)
                  ------------------            ---------------

                  Holders of Cumulative Perpetual Convertible CRA Shares who affirmatively elect to hold such shares by delivering the required notice of non-tender will not have their shares sold in the relevant remarketing and will continue to hold such shares with a new distribution rate as determined by the remarketing agent, which will be effective from the relevant remarketing date.

                     c. Failed Remarketing. If, on any remarketing date, the remarketing agent is unable to remarket all of the tendered Cumulative Perpetual Convertible CRA Shares to investors for sale (a "Failed Remarketing"), the distribution rate will be reset at a rate equal to the 10-year MMD Yield plus the Default Spread (as such terms are hereinafter defined) for a period of one year, after which another remarketing will be attempted; provided, however, in no event will the Default Rate be less than the distribution rate in effect immediately prior to the Failed Remarketing. Neither the Trust nor the remarketing agent have any obligation to purchase any Cumulative Perpetual Convertible CRA Shares in the event of a Failed Remarketing. The "10-year MMD Yield" refers to the sum of (i) the yield on the 10-Year AAA-Rated Municipal Index multiplied by the percentage of the Trust's distributions on the Cumulative Perpetual Convertible CRA Shares that are federally tax-exempt as of the most recent calendar year and (ii) the yield on 10-Year U.S. Treasury Notes multiplied by the percentage of the Trust's distributions on the Cumulative Perpetual Convertible CRA Shares that are not federally tax-exempt as of the most recent calendar year. The "Default Spread" is 0.80%.

                     d. Excess Liquidation Preference. If, on a remarketing date, the liquidation preference for the Cumulative Perpetual Convertible CRA Shares exceeds the liquidation amount of $50.00 per share, the Trust will pay the amount of such excess on such remarketing date to holders of the Cumulative Perpetual Convertible CRA Shares.

                     e. Selection of Remarketing Agent. The Trust shall appoint a qualified firm to perform the remarketing described in Section 4(a) hereof in sufficient time to complete its obligations as described herein.

                  5. LIQUIDATION, DISSOLUTION OR WINDING UP.

                     a. Payment of Distributions and Rights Other Than CRA Credit Allocations. With respect to the payment of distributions and rights upon the Trust's liquidation, dissolution or winding up (other than CRA Credit allocations), the Cumulative Perpetual Convertible CRA Shares shall rank (i) senior to (a) the Common Shares; (b) the Non-Redeemable CRA Shares; and (c) all other equity securities the terms of which acknowledge such ranking; (ii) on a parity with (a) all other Cumulative Perpetual Convertible CRA Shares and (b) all other equity securities the terms of which acknowledge such ranking; and
(iii) junior to (a) all equity securities issued by the Trust whose terms specifically provide that they rank senior to the Cumulative Perpetual Convertible CRA Shares and (b) the payment of the Trust's then existing and future liabilities (including the Trust's indebtedness).

                     b. CRA Credit Allocations. With respect to CRA Credit allocations upon the Trust's liquidation, dissolution or winding up, the Cumulative Perpetual Convertible CRA Shares shall rank (i) senior to (a) the Common Shares; and (b) all other equity securities the terms of which acknowledge such ranking; (ii) on a parity with (a) all other Cumulative Perpetual Convertible CRA Shares and (b) the Non-Redeemable CRA Shares and (c) all other equity securities the terms of which acknowledge such ranking (collectively with the Non-Redeemable CRA Shares, the "Parity CRA Securities"); and (iii) junior to all equity securities issued by the Trust whose terms specifically provide that they rank senior to the Cumulative Perpetual Convertible CRA Shares.

                     c. Additional Issuances. The Trust may issue, without consent of the holders of Cumulative Perpetual Convertible CRA Shares ("Cumulative Perpetual Convertible CRA Shareholders") (i) additional Common Shares; (ii) securities which rank on parity with or junior to the Cumulative Perpetual Convertible CRA Shares with respect to payment of distributions and rights upon the Trust's liquidation, dissolution or winding up; (iii) additional securities which rank on parity with or junior to the Cumulative Perpetual Convertible CRA Shares with respect to CRA Credit allocations; and (iv) additional indebtedness.

                  6. VOTING RIGHTS.

                     a. General. Except as otherwise specifically provided herein, the Cumulative Perpetual Convertible CRA Shareholders shall not be entitled to vote.

                     b. Outstanding Distributions. Whenever distributions on any Cumulative Perpetual Convertible CRA Shares are in arrears for six or more consecutive quarterly periods, the holders of Cumulative Perpetual Convertible CRA Shares (voting together as a single class with all other preferred shares upon which like voting rights have been conferred and are exercisable) will be entitled to vote for the election of two additional trustees to the Board of Trustees for a one year term. Such election shall be held at a special meeting of such shareholders and at each subsequent annual meeting until all arrearages and the distributions on the Cumulative Perpetual Convertible CRA Shares and such other preferred shares have been fully paid or a sum sufficient for the full payment thereof has been irrevocably set apart. Vacancies for trustees elected by holders of Cumulative Perpetual Convertible CRA Shares and such other preferred shares shall be filled by the remaining trustee so elected then in office or, if there is no such remaining trustee, by the holders of a majority of the outstanding Cumulative Perpetual Convertible CRA Shares and such other preferred shares voting together as a single class. A trustee elected by the holders of Cumulative Perpetual Convertible CRA Shares and such other preferred shares may be removed with or without cause only by the holders of a majority of the outstanding Cumulative Perpetual Convertible CRA Shares and such other preferred shares voting together as a single class.

                     c. Required Consent. So long as any Cumulative Perpetual Convertible CRA Shares remain outstanding, the Trust may not, without the affirmative vote or consent of the holders of at least two-thirds of Cumulative Perpetual Convertible CRA Shares outstanding at the time, given in person or by proxy, either in writing or at a meeting, (i) authorize or create, or increase the authorized or issued amount of, any class or series of the Trust's shares ranking, with respect to the payment of distributions, the distribution of assets upon the Trust's liquidation or CRA Credit allocations, senior to Cumulative Perpetual Convertible CRA Shares, or reclassify any authorized shares into such shares, or create, authorize or issue any obligation or security convertible or exchangeable into or evidencing the right to purchase any such shares or (ii) amend, alter or repeal the provisions of the Trust Agreement or the Cumulative Perpetual Convertible CRA Shares, whether by merger or consolidation (an "Event") or otherwise, so as to materially and adversely affect any right, preference, privilege or voting power of such Cumulative Perpetual Convertible CRA Shares or the holders thereof; provided, however, with respect to the occurrence of any of the Events set forth in (ii) above, so long as Cumulative Perpetual Convertible CRA Shares remain outstanding with the terms thereof materially unchanged, taking into account that upon the occurrence of an Event, the Trust may not be the surviving entity, the occurrence of any such Event will not be deemed to materially adversely affect such rights, preferences, privileges or voting powers of such Cumulative Perpetual Convertible CRA Shares or the holders thereof; and provided, further, that (x) any increase in the amount of the authorized preferred shares or the creation or issuance of any other preferred shares, or (y) any increase in the amount of authorized Cumulative Perpetual Convertible CRA Shares, in each case ranking, as to payment of distributions, the distributions of assets upon the Trust's liquidation and CRA Credit allocations, on a parity with or junior to the Cumulative Perpetual Convertible CRA Shares, will not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers.

                  7. RIGHTS WITH RESPECT TO CRA CREDIT ALLOCATIONS.

                     a. General. Only Cumulative Perpetual Convertible CRA Shares and other Parity CRA Securities shall be entitled to an allocation of CRA Credits. "CRA Credits" are an allocation of the value of any assets owned directly or indirectly by the Trust ("Investments") which a Cumulative Perpetual Convertible CRA Shareholder or holder of a Parity Security may be able to report under the "investment test" promulgated under the Community Reinvestment Act of 1977, as amended from time to time and as affected by the Gramm-Leach-Bliley Act, enacted on November 12, 1999 (the "CRA"). Subject to the terms of this
Section 7, each Cumulative Perpetual Convertible CRA Share shall be entitled to an allocation of CRA Credits equal to the initial purchase price paid to the Trust for such Cumulative Perpetual Convertible CRA Share. CRA allocations shall be undertaken upon each issuance of Cumulative Perpetual Convertible CRA Shares or other Parity CRA Securities and reallocations, if any, shall be undertaken at the end of each quarter. For CRA Credit allocation purposes, Investments shall be valued at their carrying value as of the Trust's most recent calendar quarter.

                     b. Initial Allocations. Each Cumulative Perpetual Convertible CRA Shareholder shall provide to the Trust a certification of its Self-Delinated Assessment Area. "Self-Delinated Assessment Area" is the Cumulative Perpetual Convertible CRA Shareholder's geographic self-delinated assessment area or broader statewide or regional area that includes a Cumulative Perpetual Convertible CRA Shareholder's self-delinated assessment area for purposes of the CRA. Upon subscription for Cumulative Perpetual Convertible CRA Shares, the Manager, on behalf of the Trust, shall notify the Cumulative Perpetual Convertible CRA Shareholders of the CRA Credits allocated to such Shareholders' Cumulative Perpetual Convertible CRA Shares based upon such Shareholder's Self-Delinated Assessment Area. To the extent that upon the initial issuance of Cumulative Perpetual Convertible CRA Shares by the


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


Trust to a Cumulative Perpetual Convertible CRA Shareholder, such Cumulative Perpetual Convertible CRA Shareholder is not allocated the amount of Investments it has requested and is entitled to receive based on the initial purchase price paid for its Cumulative Perpetual Convertible CRA Shares (an "Unallocated Shareholder"), the Trust shall use its commercially reasonable efforts to acquire Investments after such issuance that satisfy such Unallocated Shareholders' Self-Delinated Assessment Area. An investor of Cumulative Perpetual Convertible CRA Shares which is allocated the amount of Investments which it has requested and is entitled to receive based on the initial purchase price paid for its Cumulative Perpetual Convertible CRA Shares is referred to as a "Fully Allocated Shareholder".

                     c. Replacement Allocations. CRA Credits shall not be reallocated except as follows:

                         i. Prepayment, Repayment or Sale of Allocated Assets.
If an Investment comprising a CRA Credit allocated to a Cumulative Perpetual Convertible CRA Shareholder is either repaid, prepaid, sold or foreclosed (a "Terminated Allocation") within the first 24 months after such Investment is first allocated to a Cumulative Perpetual Convertible CRA Shareholder ("Initial 24 Month Period"), then the Trust shall either reallocate a comparable unallocated Investment to the Cumulative Perpetual Convertible CRA Shareholder or use its commercially reasonable efforts to replace the Terminated Allocation with a comparable Investment and have it reallocated to the Cumulative Perpetual Convertible CRA Shareholder. However, if a Terminated Allocation occurs after the Initial 24 Month Period, the Trust shall have no obligation to replace the Terminated Allocation with a new Investment although such Cumulative Perpetual Convertible CRA Shareholder may choose to receive a reallocation from among any then existing but unallocated Investments, subject to the allocation priorities set forth in Section 7.d.

                         ii. Reclassification Upon Transfer. If a Fully
Allocated Shareholder transfers its Cumulative Perpetual Convertible CRA Shares, the transferee shall receive the same allocation of CRA Credits as the Fully Allocated Shareholder had prior to transfer. If an Unallocated Shareholder transfers its Cumulative Perpetual Convertible CRA Shares, the transferee shall receive (i) the same allocation of CRA Credits as the Unallocated Shareholder had prior to transfer, and (ii) the same priority that the Unallocated Shareholder had prior to transfer with respect to allocations of CRA Credits which the Unallocated Shareholder has properly requested from the Trust but had not received prior to transfer. Subject to the allocation priorities set forth in Section 7.d., a transferee shall have a one-time option to obtain a different allocation of CRA Credits based on any then existing but unallocated Investments.

                         iii. Permissive Reallocations; Sources of Unallocated
CRA Credits. The Trust, in its sole discretion, may allow a Cumulative Perpetual Convertible CRA Shareholder to reallocate its CRA Credits to unallocated CRA Credits of the Trust available from the sources set forth below, subject to the allocation priorities set forth in Section 7.d. The sources of unallocated CRA Credits shall be as follows:

             A.                     Current Investments. Investments currently
                  held by the Trust which are unallocated to any Cumulative Perpetual Convertible CRA Shareholder or holders of any Parity CRA Securities.


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


             B.                     New Investments. New Investments acquired
                  from time to time which are unallocated to any Cumulative Perpetual Convertible CRA Shareholder or holders of any Parity CRA Securities.

             C.                     Conversions to Common Shares. CRA Credits
                  allocated to Cumulative Perpetual Convertible CRA Shares or Parity CRA Securities that are converted to Common Shares.

                         iv. Mechanics for Reallocation. The Trust shall adopt
such procedures as it deems necessary to implement the reallocation and/or replacement allocation rights set forth in this Section 7.

                     d. Allocation Priorities. Unallocated CRA Credits shall be allocated in accordance with the following priorities:

                  (i)               first, to Unallocated Shareholders;

                  (ii) second, to Cumulative Perpetual Convertible CRA Shareholders and holders of Parity CRA Securities with Terminated Allocations within the Initial 24 Month Period;

                  (iii) third, to the transferee of Cumulative Perpetual Convertible CRA Shares or Parity CRA Securities;

                  (iv) fourth, to Cumulative Perpetual Convertible CRA Shareholders and holders of Parity CRA Securities with Terminated Allocations subsequent to the Initial 24 Month Period; and

                  (v) fifth, at the sole discretion of the Trust, the balance to Cumulative Perpetual Convertible CRA Shareholders and holders of Parity CRA Securities who request reallocations of CRA Credits.

                  Within each category set forth above, the Trust shall determine the order in which Cumulative Perpetual Convertible CRA Shareholders and holders of Parity CRA Securities are entitled to receive allocations of CRA Credits as follows:

             A.                     for clause (i) above, priority shall be
                  based on the order in which Cumulative Perpetual Convertible CRA Shareholders or holders of Parity CRA Securities became Unallocated Shareholders;

             B.                     for clauses (ii) and (iv) above, priority
                  shall be based on the order in which a Cumulative Perpetual Convertible CRA Shareholder or a holder of a Parity CRA Security suffers a Terminated Allocation;

             C.                     for clause (iii) above, priority shall be
                  based on the order in which Cumulative Perpetual Convertible CRA Shares or Parity CRA Securities were transferred; and

             D.                     for clause (v) above, priority shall be
                  based on the order in which the request for reallocation is actually received by the Trust.

                     e. Allocations with respect to Subsequent Parity Security Offerings. Shareholders who acquire Parity CRA Securities in a subsequent offering by the Trust shall have the same rights to initial allocation and subsequent reallocation of unallocated CRA Credits as the Cumulative Perpetual Convertible CRA Shareholders and other holders of Parity CRA Securities who purchased shares in prior offerings, subject to the allocation priorities set forth in Section 7.d.

                  8. CONVERSION.

                     a. Optional Right to Convert; Conversion Formula. Subject to and upon compliance with the provisions of this Section 8, Cumulative Perpetual Convertible CRA Shares may be converted into Common Shares at the Cumulative Perpetual Convertible CRA Shareholder's option in whole or in part at any time on and after July 28, 2008 initially at a conversion rate of 1.807664 Common Shares per $50.00 liquidation preference (the "Conversion Rate"), which is equivalent to an initial conversion price of approximately $27.66 per Common Share (subject to adjustment in accordance with the provisions of this Section
8).

                     b. Mechanics of Conversion; Fractional Shares.

                         i. Each Cumulative Perpetual Convertible CRA
Shareholder who desires to convert its Cumulative Perpetual Convertible CRA Shares into Common Shares shall provide notice to the Trust's offices in the form of the Notice of Conversion attached to this Certificate of Designation (a "Conversion Notice") via telecopy, hand delivery or other mail or messenger service. The original Conversion Notice and the certificate or certificates representing the Cumulative Perpetual Convertible CRA Shares for which conversion is elected, shall be delivered to the Trust by nationally recognized courier, duly endorsed. The date upon which a Conversion Notice is initially received by the Trust shall be a "Notice Date."

                  Each conversion will be deemed to have been effected immediately prior to the close of business on the date on which the certificate representing Cumulative Perpetual Convertible CRA Shares shall have been surrendered and notice shall have been received by the Trust (and, if applicable, payment of any amount equal to the distribution payable on such shares shall have been received by the Trust, as described in Section 8(c), below) and the conversion shall be at the Conversion Rate in effect at such time and on such date.

                  The Trust shall use all reasonable efforts to issue and deliver within three (3) business days after the Notice Date, to such Cumulative Perpetual Convertible CRA Shareholder at the address of the holder on the books of the Trust, a certificate or certificates for the number of Common Shares to which the holder shall be entitled as set forth herein; provided that the original certificates representing the Cumulative Perpetual Convertible CRA Shares to be converted are received by the transfer agent or the Trust within three (3) business days after the Notice Date and the Person or Persons entitled to receive the Common Shares issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Common Shares on such date such original certificates are received.

                         ii. If the Conversion Rate results in a Cumulative
Perpetual Convertible CRA Shareholder being entitled to receive a fractional Common Share with respect to the aggregate Cumulative Perpetual Convertible CRA Shares being converted pursuant to a Conversion Notice, in lieu of the issuance of such fractional Common Share, the Trust shall pay to the Cumulative Perpetual CRA Shareholder cash in an amount equal to the closing price of a Common Share at the close of business on the trading day prior to the conversion date multiplied by the fraction representing the fractional share.

                  c. Distributions.

                         i. Holders of Cumulative Perpetual Convertible CRA
Shares at the close of business on a Distribution Record Date will be entitled to receive the distribution payable on such shares on the corresponding Distribution Payment Date notwithstanding the conversion of such shares following such Distribution Record Date and on or prior to such Distribution Payment Date. However, certificates representing Cumulative Perpetual Convertible CRA Shares surrendered for conversion after the close of business on any Distribution Record Date and prior to the opening of business on the corresponding Distribution Payment Date (except shares converted after the issuance of a notice of redemption with respect to a Redemption Date during such period or coinciding with such Distribution Payment Date) must be accompanied by payment of an amount equal to the distribution payable on such shares on such Distribution Payment Date.

                         ii. A holder of Cumulative Perpetual Convertible CRA
Shares on a Distribution Record Date who (or whose transferee) tenders any such shares for conversion into Common Shares on such Distribution Payment Date will receive the distribution on such Cumulative Perpetual Convertible CRA Shares on such date, and the converting holder does not need to include payment of the amount of such distribution upon surrender of certificates representing such Cumulative Perpetual Convertible CRA Shares for conversion.

                  d. Adjustment to Conversion Rate.

                         i. If, prior to the conversion of all Cumulative
Perpetual Convertible CRA Shares, the number of issued and outstanding Common Shares is increased by a payment of distributions in Common Shares on any class or series of our shares or other similar event, then the Conversion Rate in effect immediately prior to the close of business on the Record Date shall be increased by multiplying such Conversion Rate by a fraction:

                                            (a) the numerator of which shall be
                           the sum of the total number of Common Shares outstanding at the close of business on such Record Date and the total number of Common Shares with respect to such distribution; and

                                            (b) the denominator of which shall
                           be the number of Common Shares outstanding at the close of business on such Record Date.

Such increase shall become effective immediately prior to the opening of business on the day following the Record Date fixed for such determination. If any distribution of the type described in this Section 8(d)(i) is declared but not so paid or made, the Conversion Rate shall again be adjusted to the Conversion Rate which would then be in effect if such distribution had not been declared.

                         ii. If, prior to the conversion of all Cumulative
Perpetual Convertible CRA Shares, the Trust subdivides, combines, reclassifies or splits its outstanding Common Shares into a greater number of Common Shares, the Conversion Rate in effect immediately prior to the opening of business on the day following the day upon which such subdivision, reclassification or split becomes effective shall be proportionately increased, and, conversely, in case the Trust shall, while any of the Cumulative Perpetual Convertible CRA Shares are outstanding, combine or reclassify its outstanding Common Shares into a smaller number of Common Shares, the Conversion Rate in effect immediately prior to the opening of business on the day following the day upon which such combination or reclassification becomes effective shall be proportionately reduced, such increase or reduction, as the case may be, to become effective immediately prior to the opening of business on the day following the day upon which such subdivision, reclassification, split or combination becomes effective, so that any Cumulative Perpetual Convertible CRA Shares thereafter surrendered for conversion shall be entitled to receive that number of Common Shares which it would have received had such Cumulative Perpetual Convertible CRA Shares been converted immediately prior to the happening of such event adjusted as a result of such event;

                         iii. If, prior to the conversion of all Cumulative
Perpetual Convertible CRA Shares, the Trust issues rights or warrants to all or substantially all holders of our outstanding Common Shares entitling them to subscribe for or purchase Common Shares (or securities convertible into or exchangeable or exercisable for Common Shares), at a price per share (or having a conversion, exchange or exercise price per share) less than the closing sales price (the "Closing Sales Price") of a Common Share on the American Stock Exchange (or other securities exchange or national quotation system) on the trading day immediately preceding the date of the announcement by public notice of such issuance or distribution (treating the conversion, exchange or exercise price per Common Share of the securities convertible, exchangeable or exercisable for Common Shares as equal to (x) the sum of (i) the price for a unit of the security convertible into or exchangeable or exercisable for Common Shares and (ii) any additional consideration initially payable upon the conversion of or exchange or exercise for such security into Common Shares divided by (y) the number of Common Shares initially underlying such convertible, exchangeable or exercisable security), then the Conversion Rate shall be increased by multiplying the Conversion Rate in effect at the opening of business on the date after such date of announcement by a fraction:

                                            (a) the numerator of which shall be
                           the number of Common Shares outstanding at the close of business on the date of announcement, plus the total number of additional Common Shares so offered for subscription or purchase (or into which the convertible, exchangeable or exercisable securities so offered are convertible, exchangeable or exercisable); and

                                            (b) the denominator of which shall
                           be the number of Common Shares outstanding on the close of business on the date of announcement, plus the number of Common Shares (or convertible, exchangeable or exercisable securities) which the aggregate offering price of the total number of Common Shares (or convertible, exchangeable or exercisable securities) so offered for subscription or purchase (or the aggregate conversion, exchange or exercise price of the convertible, exchangeable or exercisable securities so offered) would purchase at such Closing Sale Price of the Common Shares.

Such increase shall become effective immediately prior to the opening of business on the day following the Record Date for such determination. To the extent that Common Shares (or securities convertible, exchangeable or exercisable into Common Shares) are not delivered pursuant to such rights or warrants, upon the expiration or termination of such rights or warrants, the Conversion Rate shall be readjusted to the Conversion Rate which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of the delivery of only the number of Common Shares (or securities convertible, exchangeable or exercisable into Common Shares) actually delivered. In the event that such rights or warrants are not so issued, the Conversion Rate shall again be adjusted to be the Conversion Rate which would then be in effect if the Record Date fixed for the determination of shareholders entitled to receive such rights or warrants had not been fixed. In determining whether any rights or warrants entitle the holders to subscribe for or purchase Common Shares at less than such Closing Sale Price, and in determining the aggregate offering price of such Common Shares, there shall be taken into account any consideration received for such rights or warrants, the value of such consideration if other than cash, to be determined by the Board of Trustees.

                         iv. (A) If, prior to the conversion of all Cumulative
Perpetual Convertible CRA Shares, the Trust, by distribution or otherwise, distributes to all or substantially all holders of its outstanding Common Shares (including any such distribution made in connection with a consolidation or merger in which the Trust is the continuing company and the Common Shares are not changed or exchanged), capital stock, evidences of its indebtedness or other assets, including securities, (including capital stock of any subsidiary of the Trust) but excluding (a) dividends or distributions of Common Shares referred to in Section 8(d)(i); (b) any rights or warrants referred to in Section 8(d)(iii);
(c) dividends and distributions paid exclusively in cash and (d) dividends and distributions of securities or other property or assets (including cash) in connection with a merger, consolidation, statutory share exchange, tender offer for all or substantially all of our Common Shares or sale of all or substantially all of the Trust's assets to which Section 8(d)(v) applies, (such securities, evidence of its indebtedness or other assets being distributed hereinafter in this Section 8(d)(iv) called the "Distributed Assets"), then, in each such case, subject to paragraphs (D) and (E) of this Section 8(d)(iv), the Conversion Rate shall be increased by multiplying the Conversion Rate in effect immediately prior to the close of business on the Record Date with respect to such distribution by a fraction:

                                            (a) the numerator of which shall be
                           the Current Market Price; and

                                            (b) the denominator of which shall
                           be such Current Market Price, less the Fair Market Value on such date of the portion of the Distributed Assets so distributed applicable to one Common Share

                           (determined on the basis of the number of Common Shares outstanding on such Record Date) on such date.

Such increase shall become effective immediately prior to the opening of business on the day following the Record Date for such distribution. In the event that such dividend or distribution is not so paid or made, the Conversion Rate shall again be adjusted to be the Conversion Rate which would then be in effect if such dividend or distribution had not been declared.

                  (B) If the Board of Trustees determines the Fair Market Value of any distribution for purposes of this Section 8(d)(iv) by reference to the actual or when issued trading market for any Distributed Assets comprising all or part of such distribution, it must in doing so consider the prices in such market over the same period (the "Reference Period") used in computing the Current Market Price pursuant to this Section 8(d)(iv) to the extent possible, unless the Board of Trustees determines in good faith that determining the Fair Market Value during the Reference Period would not be in the best interest of the holders of the Cumulative Perpetual Convertible CRA Shares.

                  (C) In the event any such distribution consists of capital stock or Common Shares of, or similar equity interests in, one or more of the Trust's subsidiaries (a "Spin Off"), the Fair Market Value of the securities to be distributed shall equal the average of the Closing Sale Prices of such securities for the five consecutive trading days commencing on and including the sixth trading day of those securities after the effectiveness of the Spin Off, and the Current Market Price shall be measured for the same period. In the event, however, that an underwritten initial public offering of the securities in the Spin Off occurs simultaneously with the Spin Off, the Fair Market Value of the securities distributed in the Spin Off shall mean the initial public offering price of such securities and the Current Market Price shall mean the Closing Sale Price for the Common Shares on the same trading day.

                  (D) Rights or warrants distributed by the Trust to all holders of the outstanding Common Shares entitling them to subscribe for or purchase equity securities of the Trust (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events ("Trigger Event"), (x) are deemed to be transferred with such Common Shares, (y) are not exercisable and (z) are also issued in respect of future issuances of Common Shares, shall be deemed not to have been distributed for purposes of this Section 8(d)(iv) (and no adjustment to the Conversion Rate under this Section shall be required) until the occurrence of the earliest Trigger Event. If such right or warrant is subject to subsequent events, upon the occurrence of which such right or warrant shall become exercisable to purchase different Distributed Assets, or entitle the holder to purchase a different number or amount of the foregoing Distributed Assets or to purchase any of the foregoing Distributed Assets at a different purchase price, then the occurrence of each such event shall be deemed to be the date of issuance and Record Date with respect to a new right or warrant (and a termination or expiration of the existing right or warrant without exercise by the holder thereof). In addition, in the event of any distribution (or deemed distribution) of rights or warrants, or any Trigger Event or other event (of the type described in the preceding sentence) with respect thereto, that resulted in an adjustment to the Conversion Rate under this Section 8(d)(iv):

                                            (a) in the case of any such rights
                           or warrants which shall all have been repurchased without exercise by any holders thereof, the Conversion Rate shall be readjusted upon such final repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share repurchase price received by a holder of Common Shares with respect to such rights or warrants (assuming such holder had retained such rights or warrants), made to all holders of Common Shares as of the date of such repurchase; and

                                            (b) in the case of such rights or
                           warrants which shall have expired or been terminated without exercise, the Conversion Rate shall be readjusted as if such rights and warrants had never been issued.

                         (E) For purposes of this Section 8(d)(iv) and Section
8(d)(i), Section 8(d)(ii) and Section 8(d)(iii), any dividend or distribution to which this Section 8(d)(iv) is applicable that also includes (x) Common Shares to which Section 8(d)(i) applies, (y) a subdivision, split or combination of shares of Common Shares to which Section 8(d)(ii) applies or (z) rights or warrants to subscribe for or purchase Common Shares to which Section 8(d)(iii) applies (or any combination thereof), shall be deemed instead to be:

                                            (a) a dividend or distribution of
                           the evidences of indebtedness, assets, shares of capital stock, rights or warrants, other than such Common Shares, such subdivision, split or combination or such rights or warrants to which Section 8(d)(i),
                           Section 8(d)(ii) and Section 8(d)(iii) apply, respectively (and any Conversion Rate adjustment required by this Section 8(d)(iv) with respect to such dividend or distribution shall then be made), immediately followed by

                                            (b) a dividend or distribution of
                           such Common Shares, such subdivision, split or combination or such rights or warrants (and any further Conversion Rate increase required by Section 8(d)(i), Section 8(d)(ii) and Section 8(d)(iii) with respect to such dividend or distribution shall then be made), except:

                  the Record Date of such dividend or distribution shall be substituted as (x) "the date fixed for the determination of shareholders entitled to receive such distribution" and "Record Date" within the meaning of
Section 8(d)(i), (y) "the day upon which such subdivision, reclassification or split becomes effective" or "the day upon which such combination or reclassification becomes effective" (as applicable) within the meaning of
Section 8(d)(ii), and (z) as "the Record Date fixed for the determination of shareholders entitled to receive such rights or warrants" and such "Record Date" within the meaning of Section 8(d)(iii); and (ii) any reduction or increase in the number of Common Shares resulting from such subdivision, split or combination (as applicable) shall be disregarded in connection with such dividend or distribution.

                         v. If, prior to the conversion of all Cumulative
Perpetual Convertible CRA Shares, the Trust shall be a party to any transaction (including, without limitation, a merger, consolidation, statutory share exchange, tender offer for all or substantially all of our Common Shares or sale of all or substantially all of the Trust's assets), as a result of which Common Shares shall be converted into the right to receive securities or other property (including cash or any combination thereof), each Cumulative Perpetual Convertible CRA Share, if convertible after the consummation of the transaction, shall thereafter be convertible into the kind and amount of shares and other securities and property (including cash or any combination thereof) receivable upon the consummation of such transaction by a holder of that number of Common Shares or fraction thereof into which one Cumulative Perpetual Convertible CRA Share was convertible immediately prior to such transaction, assuming such Cumulative Perpetual Convertible CRA Shareholder failed to exercise any rights of election to convert (provided that if the kind and amount of stock or beneficial interest, securities and other property so receivable is not the same for each non-electing share, the kind and amount so receivable by each non-electing share shall be deemed to be the kind and amount received per share by a plurality of non-election shares). The Trust may not become a party to any such transaction unless the terms thereof are consistent with the foregoing.

                         vi. No adjustment of the Conversion Rate is required to
be made in any case until cumulative adjustments amount to 1% or more of the Conversion Rate. Any adjustments not so required to be made will be carried forward and taken into account in subsequent adjustments.

                         vii. In addition to the foregoing adjustments, the
Trust is permitted to make such reductions in the conversion price as the Trust considers to be advisable in order that any event treated for federal income tax purposes as a dividend of stock or stock rights will not be taxable to the holders of Common Shares.

                         viii. For purposes of this Section 8(d), the following
terms shall have the meanings indicated:

                                    (a) "Current Market Price" on any date means
                  the average of the daily Closing Sale Prices per Common Share for the ten consecutive trading days immediately prior to such date; provided, however, that if: (1) the "ex" date (as hereinafter defined) for any event (other than the issuance or distribution requiring such computation of Current Market Price) that requires an adjustment to the Conversion Rate pursuant to Section 8(d)(i), Section 8(d)(ii), Section 8(d)(iii), or Section 8(d)(iv) occurs during such ten consecutive trading days, the Closing Sale Price for each trading day prior to the "ex" date for such other event shall be adjusted by multiplying such Closing Sale Price by the same fraction by which the Conversion Rate is so required to be adjusted as a result of such other event; (2) the "ex" date for any event (other than the issuance or distribution requiring such computation of Current Market Price) that requires an adjustment to the Conversion Rate pursuant to Section 8(d)(i),
                  Section 8(d)(ii), Section 8(d)(iii), or Section 8(d)(iv) occurs on or after the "ex" date for the issuance or distribution requiring such computation and prior to the day in question, the Closing Sale Price for each trading day on and after the "ex" date for such other event shall be adjusted by multiplying such Closing Sale Price by the reciprocal of the fraction by which the Conversion Rate is so required to be adjusted as a result of such other event; and (3) the "ex" date for the issuance or distribution requiring such computation is prior to the day in question, after taking into account any adjustment required pursuant to clause (i) or (ii) of this proviso, the Closing Sale Price for each trading day on or after such "ex" date shall be adjusted by adding thereto the amount of any cash and the Fair Market Value (as determined by the Board of Trustees in a manner consistent with any determination of such value for purposes of Section 8(d)(iv)) of the evidences of indebtedness, shares of capital stock or assets being distributed applicable to one Common Share as of the close of business on the day before such "ex" date.

                  Notwithstanding the foregoing, whenever successive adjustments to the Conversion Rate are called for pursuant to this Section 8(d), such adjustments shall be made to the Current Market Price as may be necessary or appropriate to effectuate the intent of this Section 8(d) and to avoid unjust or inequitable results as determined in good faith by the Board of Trustees.

                                    (b) "Fair Market Value" means the amount
                  which a willing buyer would pay a willing seller in an arm's length transaction (as determined by the Board of Trustees, whose determination shall be made in good faith and, absent manifest error, shall be final and binding on holders of the Cumulative Perpetual Convertible CRA Shares).

                                    (c) "Record Date" means, with respect to any
                  dividend, distribution or other transaction or event in which the holders of Common Shares have the right to receive any cash, securities or other property or in which the Common Shares (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of shareholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Trustees or by statute, contract or otherwise).


                  e. Effect of Conversion on Allocation of CRA Credits. Upon conversion, Cumulative Perpetual Convertible CRA Shareholders shall no longer be entitled to retain the allocation of CRA Credits allocated to the Cumulative Perpetual Convertible CRA Shares that were converted to Common Shares. Such CRA Credits shall be available for allocation to other Cumulative Perpetual Convertible CRA Shareholders and holders of Parity CRA Securities pursuant to
Section 7.

                  f. Conversion into Common Shares. Upon conversion of the Cumulative Perpetual Convertible CRA Shares in accordance with this Certificate of Designation and the issuance of a certificate or certificates for the number of Common Shares to which the Cumulative Perpetual Convertible CRA Shareholder shall be entitled as set forth herein, such Cumulative Perpetual Convertible CRA Shares shall be deemed automatically canceled and shall cease to be issued or outstanding. The conversion of Cumulative Perpetual Convertible CRA Shares into Common Shares is hereby authorized and the Common Shares issued upon conversion shall be fully paid and nonassessable undivided beneficial interests in the assets of the Trust. The Trust shall at all times reserve and keep available out of its authorized but unissued Common Shares, solely for the purpose of effecting the conversion of the Cumulative Perpetual Convertible CRA Shares, such number of its Common Shares as shall from time to time be sufficient to effect the conversion of all then outstanding Cumulative Perpetual Convertible CRA Shares; and if at any time the number of authorized but unissued Common Shares shall not be sufficient to effect the conversion of all then outstanding Cumulative Perpetual Convertible CRA Shares, will take such action as may be necessary to increase its authorized but unissued Common Shares to such number of Common Shares as shall be sufficient for such purposes.

                  9. CRA REPORTING. The Trust shall provide to each Cumulative Perpetual Convertible CRA Shareholder the following reports:

                     i. an initial report within thirty days of the issuance of Cumulative Perpetual Convertible CRA Shares which shall set forth specific information regarding the Investment comprising the CRA Credits allocated to each Cumulative Perpetual Convertible CRA Shareholder which shall include the name and address of the property underlying such Investment (the "Underlying Property"), the carrying value of such Investment and data concerning the community served by the Underlying Property, including tenant income limitations, and a brief description of the Underlying Property's development status (i.e., under construction, leasing, or stabilized occupancy);

                     ii. quarterly reports within forty-five days after the end of each calendar quarter which shall set forth specific information regarding the Investment comprising the CRA Credits allocated to each Cumulative Perpetual Convertible CRA Shareholder, such as the name and address of the Underlying Property, the carrying value of the Investment allocated to such Cumulative Perpetual Convertible CRA Shareholder and updated information on the Underlying Property's construction and physical occupancy status; and

                     iii. copies of the annual report of the Trust on Form 10-K and quarterly reports on Form 10-Q filed with the Securities and Exchange Commission.

                  10. CRA EXAMINATION ASSISTANCE. The Trust shall provide technical support and documentation to assist Cumulative Perpetual Convertible CRA Shareholders in preparing for CRA examinations and shall attend examination meetings if requested. In the event that such support and documentation is requested, the Cumulative Perpetual Convertible CRA Shareholder making the request shall be required to pay all of the Trust's out-of-pocket expenses associated with such assistance. The Trust shall adopt such procedures and rules as it deems necessary in providing the assistance contemplated in this Section 10.

                  11. TRANSFER RESTRICTIONS.

                     a. Legend.

                  The Cumulative Perpetual Convertible CRA Share offered in a private offering pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), may only be offered and sold to "accredited investors" within the meaning of Rule 501 under the Securities Act ("Accredited Investors"). The shares shall be subject to restrictions on transfer as set forth in this Certificate of Designation and the Trust Agreement and each Cumulative Perpetual Convertible CRA Share certificate will contain a legend substantially to the following effect:

                  THE CUMULATIVE PERPETUAL CONVERTIBLE CRA SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAWS, AND CHARTERMAC (THE "ISSUER") HAS NOT BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "INVESTMENT COMPANY ACT"). NEITHER SUCH CUMULATIVE PERPETUAL CONVERTIBLE CRA SHARES NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, RESOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

                  THE HOLDER, BY ITS ACCEPTANCE HEREOF, AGREES TO OFFER, RESELL OR OTHERWISE TRANSFER THE CUMULATIVE PERPETUAL CONVERTIBLE CRA SHARES REPRESENTED HEREBY, PRIOR TO THE DATE WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUANCE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OR ANY "AFFILIATE" OF THE ISSUER WAS THE OWNER OF SUCH CUMULATIVE PERPETUAL CONVERTIBLE CRA SHARES (OR ANY PREDECESSOR HEREOF), ONLY (A) TO THE ISSUER OR THROUGH MERIDIAN INVESTMENTS, INC., (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) TO AN "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501 UNDER THE SECURITIES ACT) THAT IS ACQUIRING SUCH CUMULATIVE PERPETUAL CONVERTIBLE CRA SHARES FOR ITS OWN ACCOUNT FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR OTHER APPLICABLE SECURITIES LAWS OR (D) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN EACH CASE SUBJECT TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF ITS PROPERTY OR THE PROPERTY OF SUCH ACCREDITED INVESTOR BE AT ALL TIMES WITHIN ITS OR THEIR CONTROL.

                  ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY

INSTRUCTION TO THE CONTRARY TO THE ISSUER, THE TRANSFER AGENT OR ANY
INTERMEDIARY.

                  THE ISSUER WILL FURNISH TO ANY SHAREHOLDER ON REQUEST AND WITHOUT CHARGE A FULL STATEMENT OF (1) ANY RESTRICTIONS, LIMITATIONS, PREFERENCES OR REDEMPTION PROVISIONS CONCERNING THE CUMULATIVE PERPETUAL CONVERTIBLE CRA SHARES AND (2) THE DESIGNATIONS AND ANY PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DISTRIBUTIONS, AND OTHER QUALIFICATIONS AND TERMS AND CONDITIONS OF REDEMPTION OF THE CUMULATIVE PERPETUAL CONVERTIBLE CRA SHARES, THE DIFFERENCES IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH SERIES OF SUCH CLASS TO THE EXTENT THEY HAVE BEEN SET, AND THE AUTHORITY OF THE BOARD OF TRUSTEES OF THE ISSUER TO SET THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES OF CUMULATIVE PERPETUAL CONVERTIBLE CRA SHARES.

                  Furthermore, each Cumulative Perpetual Convertible CRA Share certificate will contain a legend substantially to the following effect:

                  CUMULATIVE PERPETUAL CONVERTIBLE CRA SHARES WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN WHOLE SHARES. THE CUMULATIVE PERPETUAL CONVERTIBLE CRA SHARES MAY NOT BE TRANSFERRED, AT ANY TIME, IN INCREMENTS OF LESS THAN 20,000 CUMULATIVE PERPETUAL CONVERTIBLE CRA SHARES; PROVIDED, HOWEVER, THAT IN THE EVENT THAT, AT THE TRUST'S DISCRETION, A HOLDER OF CUMULATIVE PERPETUAL CONVERTIBLE CRA SHARES WAS PERMITTED TO PURCHASE AND DID PURCHASE LESS THAN 20,000 CUMULATIVE PERPETUAL CONVERTIBLE CRA SHARES, SUCH HOLDER MAY TRANSFER THE NUMBER OF CUMULATIVE PERPETUAL CONVERTIBLE CRA SHARES SO PURCHASED. IN ALL EVENTS, HOWEVER, IF A TRANSFEROR HAS NOT TRANSFERRED ALL OF ITS CUMULATIVE PERPETUAL CONVERTIBLE CRA SHARES, IT MUST RETAIN NO LESS THAN 20,000 CUMULATIVE PERPETUAL CONVERTIBLE CRA SHARES OR THE AMOUNT OF CUMULATIVE PERPETUAL CONVERTIBLE CRA SHARES INITIALLY ACQUIRED. OTHER TRANSFER RESTRICTIONS, INCLUDING MINIMUM TRANSFER AMOUNTS, ARE SET FORTH IN THE CERTIFICATE OF DESIGNATION AND THE TRUST AGREEMENT.

                     b. Minimum Transfer Amounts. A Cumulative Perpetual Convertible CRA Shareholder may not transfer, at any time, less than (i) 20,000 Cumulative Perpetual Convertible CRA Shares, or, (ii) in the event that at the Trust's discretion a Cumulative Perpetual Convertible CRA Shareholder was permitted to purchase and did purchase less than 20,000 Cumulative Perpetual Convertible CRA Shares, the number of Cumulative Perpetual Convertible CRA Shares so purchased. In all events, however, if a transferor has not transferred all of its Cumulative Perpetual Convertible CRA Shares, it must retain no less than 20,000

Cumulative Perpetual Convertible CRA Shares or the amount of Cumulative Perpetual Convertible CRA Shares initially acquired.

                  12. CAPITALIZED TERMS. Capitalized terms used herein and not otherwise defined are used as defined in the Trust Agreement.

                  13. SECTION REFERENCES. Unless otherwise stated herein, references to sections shall be deemed to be references to sections of this Certificate of Designation.

                  14. GOVERNING LAW. This Certificate of Designation shall be interpreted in accordance with the terms of the State of Delaware (without regard to conflict of laws principles), all rights and remedies being governed by such laws.

                  15. CERTIFICATES. Certificates representing Cumulative Perpetual Convertible CRA Shares shall include a statement that requires the Trust to furnish to any Cumulative Perpetual Convertible CRA Shareholder, upon request and without charge, a full statement of (i) any restrictions, limitations, preferences or redemption provisions concerning the Cumulative Perpetual Convertible CRA Shares and (ii) the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to distributions, and other qualifications and terms and conditions of redemption of such Cumulative Perpetual Convertible CRA Shares and the authority of the Board of Trustees to set the relative rights and preferences of subsequent series of Cumulative Perpetual Convertible CRA Shares. Notwithstanding any other provision of the Trust Agreement or the Third Amended and Restated Bylaws of the Trust (as amended, the "Trust Bylaws") to the contrary, a certificate representing Cumulative Perpetual Convertible CRA Shares shall be validly issued upon the manual signature of any one or more Managing Trustee. Such a certificate need not be countersigned and registered by the Trust's transfer agent and/or registrar. The Managing Trustees, acting individually or collectively, shall execute and deliver certificates representing the Cumulative Perpetual Convertible CRA Shares substantially in the form attached hereto as Exhibit A and incorporated herein by reference, together with such modifications thereto as such Managing Trustee or Managing Trustees shall approve (notwithstanding any other provision of the Trust Agreement or Trust Bylaws but subject to the requirements set forth in this Certificate of Designation), such approval to be conclusively, but not exclusively, evidenced by the execution and delivery thereof by such Managing Trustee or Managing Trustees. To the extent that this Section 15 is inconsistent with the Trust Bylaws, in accordance with
Article XIV of the Trust Bylaws, the Trust Bylaws, including Article VII of the Trust Bylaws, shall be deemed amended for the limited purposes set forth in this
Section 15.

                                    ANNEX TO
                                    --------
                           CERTIFICATE OF DESIGNATION
                           --------------------------

                              NOTICE OF CONVERSION
                              --------------------

To:      CharterMac

         Reference is made to that certain Certificate of Designation of 4.40% Cumulative Perpetual Convertible Community Reinvestment Act Preferred Shares, Series A-1 (the "CRA Designation"). Capitalized terms used but not defined herein shall have the meanings set forth in the CRA Designation. Pursuant to the CRA Designation, the undersigned, being a holder of Cumulative Perpetual Convertible CRA Shares (an "Exercising Holder"), hereby elects to exercise its conversion rights as to a portion or portions of its Cumulative Perpetual Convertible CRA Shares, all as specified opposite its signature below:

Dated:






                                    EXERCISING HOLDER
                                    -----------------                                   NUMBER OF 4.40% CUMULATIVE
                                                                                      PERPETUAL CONVERTIBLE COMMUNITY
                                                                                         REINVESTMENT ACT PREFERRED
                                                                                          SHARES, SERIES A-1 TO BE
  Name                                            Signature                              CONVERTED TO COMMON SHARES
                                                                                                      -------------


                                                                                                      -------------